Exhibit 99.1

Contact: Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: September 16, 2011

FOR IMMEDIATE RELEASE

HORIZON BANCORP ANNOUNCES QUARTERLY DIVIDEND INCREASE

Michigan City, Indiana -- September 16, 2011 –  Horizon Bancorp (NASDAQ GM: HBNC) announced today that its Board of Directors has approved an increase in its quarterly dividend from 17 cents to 18 cents per share. This represents an increase in the dividend yield from 2.57 percent to a dividend yield of 2.72 percent based on the price per share of $26.50 at the close of markets on September 13, 2011, the date on which the Board approved the increase.  The dividend will be paid on October 14, 2011 to shareholders of record as of September 30, 2011.

“With 11 years of annual earnings and cash flow growth, and 102 consecutive quarters of dividend payments, we are pleased to increase our quarterly dividend,” said Craig M. Dwight, President and CEO. “Our Board believes dividend payments comprise an important part of a balanced approach to generating shareholder value, and meaningful dividends are particularly valuable when so few investments are generating attractive returns for investors.”

“To maintain a balanced approach to utilizing our free cash flow, our Board feels it’s also critical to continue investing in building our capital position and identifying revenue- and cash-generating opportunities to foster long-term earnings growth, whether organic or via strategic, accretive acquisitions.”

Horizon Bancorp is a locally owned, independent, commercial bank holding company serving Northern Indiana and Southwest Michigan.  Horizon also offers mortgage-banking services throughout the Midwest. Horizon Bancorp may be reached online at www.accesshorizon.com.  Its common stock is traded on the NASDAQ Global Market under the symbol HBNC.

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Item 1A “Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in Item 1A “Risk Factors” of Part II of Horizon’s Form 10-Q for the quarter ended June 30, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this press release. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Contact:	Horizon Bancorp
Mark E. Secor
Chief Financial Officer
(219) 873-2611
Fax: (219) 874-9280

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